                     BEAR ISLAND PAPER COMPANY, L.L.C.
                   (a Virginia limited liability company)

                        BEAR ISLAND FINANCE COMPANY II
                          (a Delaware corporation)

                                $100,000,000

                     10% Senior Secured Notes due 2007

                             PURCHASE AGREEMENT

                             November 21, 1997

     TD SECURITIES (USA) INC.
     SALOMON BROTHERS INC
       c/o TD Securities (USA) Inc.
     31 West 52nd Street
     New York, New York  10019-6101

     Ladies and Gentlemen:

               Bear Island Paper Company, L.L.C., a Virginia limited liability company (the "Company"), and Bear Island Finance Company II, a Delaware corporation ("FinCo" and, together with the Company, the "Issuers"), propose to issue and sell to TD Securities (USA) Inc. ("TD Securities") and Salomon Brothers Inc ("Salomon Brothers" and, together with TD Securities, the "Initial Purchasers") $100,000,000 aggregate principal amount of their 10% Senior Secured Notes due 2007 (the "Securities"). The Securities are to be issued pursuant to an indenture to be dated on or about December 1, 1997 (the "Indenture") between the Issuers, as joint and several obligors, the Security Parties (as defined herein), Brant-Allen Industries, Inc. ("Brant-Allen") and Crestar Bank, a Virginia banking corporation, as trustee (the "Trustee").

               The Company is wholly owned by Brant-Allen. On October 15, 1997, Brant-Allen entered into an agreement (the "Acquisition Agreement") to purchase all of the partnership interests of Bear Island Paper Company, L.P. ("BIPCO") owned by certain subsidiaries of Dow Jones & Company, Inc. ("Dow Jones") and The Washington Post Company ("The Washington Post"). Before the closing of this acquisition, BIPCO will be converted from a limited partnership into Bear Island Mergerco, L.L.C. ("Mergerco"), a limited liability company organized under Virginia law, and Brant-Allen will contribute its interests in Mergerco and assign its rights under the Acquisition Agreement to the Company, a second newly formed limited liability company, also organized under Virginia law, of which the sole member will be Brant-Allen. The Company and FinCo will then consummate the offering and the Company will purchase the interests of the Dow Jones and The Washington Post subsidiaries in Mergerco. Immediately following the acquisition, Mergerco will be merged with and into the Company, and the Company will continue to be wholly owned by Brant-Allen. (The transactions described above are referred to as the "Acquisition.") Financing for the Acquisition is intended to be provided by (i) borrowings pursuant to an agreement (the "Bank Credit Agreement") for $120 million senior secured bank credit facilities and (ii) the net proceeds received by the Company from the issuance of Securities to be sold in this offering.

               In addition, on October 15, 1997, Brant-Allen, Dow Jones and The Washington Post entered into a separate agreement (the "Timberlands Acquisition Agreement" and, together with the Acquisition Agreement, the "Acquisition Agreements") for the purchase by Brant-Allen of all the partnership interests in Bear Island Timberlands Company, L.P., a Virginia limited partnership ("BITCO"), that are owned by subsidiaries of Dow Jones and The Washington Post. Immediately before the closing of this acquisition, BITCO will be converted from a limited partnership into Bear Island Timberlands Company, L.L.C. ("Timberlands"), a Virginia limited liability company. (Unless otherwise indicated, all references herein to Timberlands shall refer, prior to such conversion, to BITCO.) At the closing of this acquisition, Brant-Allen will purchase the equity interests in Timberlands owned by the subsidiaries of Dow Jones and The Washington Post pursuant to the terms of the Timberlands Acquisition Agreement (the foregoing transactions occurring before and at the closing are referred to as the "Timberlands Acquisition"). After the Timberlands Acquisition, Timberlands will be owned 100% by Brant-Allen. Financing of the Timberlands Acquisition is intended to be provided by borrowings pursuant an agreement (the "Timberlands Credit Agreement") for a $35 million senior secured two-year term loan to be borrowed by Brant-Allen and guaranteed by Timberlands. Concurrently with the Timberlands Acquisition, Timberlands and John Hancock Mutual Life Insurance Company will substantially modify the terms of their existing loan agreement in order to increase the indebtedness of Timberlands from the present $27 million balance outstanding to $30 million, to reduce the term to two years and to provide for a related fee by Timberlands (such loan agreement, as amended, the "Hancock Credit Agreement" and, together with the Bank Credit Agreement and the Timberlands Credit Agreement, the "Credit Agreements").

               The obligations of the Issuers under the Indenture and the Securities are to be secured by (i) a second priority security interest in (x) all of the real property of the Company (the "Company Real Property") pursuant to a deed of trust among the Company, the Trustee and the collateral trustee thereunder (the "Deed of Trust") and (y) all of the personal property of the Company, except for a third priority security interest in certain equipment and fixed assets of the Company, to the extent that such equipment and fixed assets are assignable, and except for certain other assets that are not assignable (the "Company Personal Property" and, together with the Company Real Property, the "Company Collateral"), pursuant to a pledge and security agreement between the Company and the Trustee (the "Company Pledge and Security Agreement"); (ii) a third priority security interest in 100% of the membership interests in Timberlands (the "Timberlands Collateral") pursuant to a pledge agreement between Brant-Allen and the Trustee (the "Timberlands Pledge Agreement"); and (iii) a second priority security interest in 65% of the issued and outstanding capital stock of F.F. Soucy, Inc. ("Soucy Inc." and, together with Timberlands, the "Security Parties") (the "Soucy Collateral" and, together with the Company Collateral and the Timberlands Collateral, the "Collateral") pursuant to (1) a pledge agreement between Brant-Allen and the Trustee governed by the law of the State of New York (the "Soucy Pledge Agreement") and (2) a hypothec agreement between Brant-Allen and the Trustee governed by Quebec law further relating to the Soucy Collateral (the "Hypothec Agreement" and, together with the Deed of Trust, the Company Pledge and Security Agreement, the Timberlands Pledge Agreement and the Soucy Pledge Agreement, the "Collateral Documents").

               Prior to the initial issuance of the Securities under the Indenture, the Trustee, on behalf of holders of the Securities, will enter into an intercreditor agreement (the "Intercreditor Agreement") with the Company, Brant-Allen and Toronto-Dominion (Texas), Inc., as administrative agent under the Bank Credit Agreement (in such capacity, the "Bank Agent"), and as administrative agent under the Timberlands Credit Agreement (in such capacity, the "Timberlands Agent"). The Intercreditor Agreement will provide, among other things, for the allocation of rights between the Bank Agent, the Timberlands Agent and the Trustee with respect to Collateral and for enforcement provisions with respect thereto.

               The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on exemptions therefrom. The Issuers have prepared a preliminary offering memorandum, dated November 7, 1997 (such preliminary offering memorandum being hereinafter referred to as the "Preliminary Offering Memorandum"), and a final offering memorandum, dated November 21, 1997 (such final offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), each setting forth information regarding the Issuers, the Acquisition and the Securities. In addition, the Issuers have prepared a disclosure document relating to the offering of the Securities in Canada (the "Canadian Wrap"). The Preliminary Offering Memorandum and the Offering Memorandum, when used in conjunction with the Canadian Wrap, are hereinafter referred to as the "Preliminary Canadian Offering Memorandum" and the "Canadian Offering Memorandum," respectively. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum for the offering and resale of the Securities to the persons referred to in clauses (i) and (ii) of the next paragraph, and the use of the Preliminary Canadian Offering Memorandum and the Canadian Offering Memorandum for the offering and resale of the securities to the persons referred to in Sections 6(i)(B) and (vii).

               The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms set forth in the Offering Memorandum and this Agreement, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the 1933 Act, as such rule may be amended from time to time ("Rule 144A"), in transactions complying with Rule 144A and/or (ii) to non-U.S. persons in offshore transactions (as defined in Regulation S ("Regulation S") under the 1933 Act) in compliance with Regulation S.

               The holders of Securities will be entitled to the benefits of a registration rights agreement, in substantially the form attached hereto as Exhibit A with such changes as shall be agreed to by the parties hereto (the "Registration Rights Agreement"), pursuant to which the Issuers will use their best efforts to file a registration statement with the Securities and Exchange Commission (the "Commission") registering the Securities and/or the Exchange Securities (the "Exchange Securities") referred to in the Registration Rights Agreement under the 1933 Act.

               Section 1. Representations and Warranties. (a) Each of the Issuers jointly and severally represents and warrants to and agrees with the Initial Purchasers as of the date hereof and as of the Closing Time (as defined in Section 2(b)) as follows:

               (i) Similar Offerings. The Issuers and their respective affiliates (as defined in Rule 501(b) under the 1933 Act) have not, directly or indirectly through any agent (provided that no representation is made as to the Initial Purchasers, their affiliates or any person acting on their behalf), solicited any offer to buy, sold or offered to sell (or otherwise negotiated in respect of), and will not, directly or indirectly, solicit any offer to buy, sell or offer to sell (or otherwise negotiated in respect of), in the United States or to any United States citizen or resident, any security (as defined in the 1933 Act) which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

               (ii) Offering Memorandum. As of their respective dates and as of the Closing Time, none of the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to untrue statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by the Initial Purchasers through TD Securities expressly for use in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto.

               (iii) No Listed Securities. There are no debt securities of the Issuers registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system. The Issuers have been advised by the National Association of Securities Dealers, Inc. (the "NASD") PORTAL Market that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the NASD.

               (iv) Independent Accountants. Coopers & Lybrand L.L.P. and Coopers & Lybrand, Chartered Accountants, General Partnership, each of which is reporting upon certain audited financial statements and related schedules and notes included in the Offering Memorandum, are each independent public accountants in accordance with the provisions of the 1933 Act and the rules and regulations of the Commission thereunder.
               (v) Accounting Controls. Each of the Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen and their respective subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization,
          (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (vi) Financial Statements. The financial statements included in the Offering Memorandum, together with the related notes, present fairly (a) the financial position of BIPCO, BITCO, Soucy Inc. and their consolidated subsidiaries, if any, as of the dates indicated and (b) the results of operations and cash flows of BIPCO, BITCO, Soucy Inc. and their consolidated subsidiaries, if any, in each case for the periods specified. Such financial statements have been prepared in conformity with, in the case of BIPCO and BITCO, generally accepted accounting principles as applied in the United States and, in the case of Soucy Inc., generally accepted accounting principles as applied in Canada, applied on a consistent basis throughout the periods involved. The selected financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Offering Memorandum. The pro forma financial statements and related notes thereto and other pro forma financial information included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and have been properly compiled on the pro forma bases described therein and, in the opinion of the Issuers, the assumptions used in the preparation thereof are made on a reasonable basis and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

               (vii)  No Material Adverse Change in Business.
          Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuers, the Security Parties, BIPCO, BITCO and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (except that, as described in the Offering Memorandum, BIPCO's successor will be merged into the Company and BIPCO shall cease to exist, and BITCO will be converted into Timberlands concurrently with the Closing
          Time) (a "Material Adverse Effect"), (B) any transaction entered into by either of the Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen or any of their respective subsidiaries other than in the ordinary course of business, or (C) except for the distributions paid or to be paid to Brant-Allen by each of the Company, Timberlands and Soucy Inc. of up to $2.0 million, $5.0 million and Cdn$6.0 million, respectively, any dividend or distribution of any kind declared, paid or made by the Issuers, the Security Parties, BIPCO, BITCO or any of their respective subsidiaries on any class of their respective membership interests, partnership interests or capital stock, as the case may be.

               (viii) Good Standing of the Issuers, the Security Parties, Brant-Allen and Soucy Partners. Each of the Issuers, Soucy Inc., Brant-Allen and F.F. Soucy, Inc. & Partners, Limited Partnership ("Soucy Partners") has been duly organized or formed, as the case may be, and is validly existing and in good standing as a corporation, a limited liability company or a limited partnership, as the case may be, under the laws of the jurisdiction of its organization or formation, as the case may be, and each such entity has all requisite corporate, limited liability company or partnership power and authority, as the case may be, under such laws to own, lease and operate its properties and conduct its business as described in the Offering Memorandum or, in the case of the Security Parties, Brant-Allen and Soucy Partners, as is now being conducted, and, in the case of each of the Issuers, to enter into and perform its obligations under this Agreement; each of such entities is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, Soucy Inc. is the owner of a 50.1% share in the common stock of Soucy Partners, free and clear of any interest, mortgage, deed of trust, pledge, lien, encumbrance or claim; none of the shares in the common stock of Soucy Partners was acquired in violation of any preemptive or similar right of any holder of a share in the common stock of Soucy Partners.

               (ix) Good Standing of Merging Entities. As of the date of this Agreement and at all times prior to the Closing Time, each of BIPCO and BITCO has been duly formed and is validly existing and in good standing as a limited partnership under the laws of the Commonwealth of Virginia, and each has all requisite limited partnership power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement; and, as of the date of this Agreement and at all times prior to the Closing Time, each of BIPCO and BITCO is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

               (x) Capitalization. The actual capitalization of BIPCO at September 30, 1997 is as set forth in the Offering Memorandum under the caption "Capitalization" in the "Actual" column; all of the issued membership interests of the Company have been duly and validly authorized and issued.

               (xi) Authorization of the Agreement. This Agreement has been duly authorized, executed and delivered by the Issuers.

               (xii)  Authorization of the Indenture.  The
          Indenture has been duly authorized by each of the Issuers, Soucy Inc. and Brant-Allen (and, on or before the Closing Time, by Timberlands) and, when duly executed and delivered by each of the Issuers, the Security Parties, Brant-Allen and the Trustee, will constitute a valid and binding agreement of the Issuers, the Security Parties and Brant-Allen, enforceable against each of such entities in accordance with its terms, except as (x) enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (y) the enforceability of any right to indemnification or waiver of usury provided therein violates the public policy of any law, rule or regulation and (z) enforcement thereof may be limited by the laws of the Province of Quebec, as described under the caption "Enforceability of Judgements" in the Canadian Offering Memorandum.

               (xiii) Authorization of the Securities. The Securities have been duly authorized by the Issuers and, at the Closing Time, will have been duly executed by each of the Issuers and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Issuers, enforceable against each of the Issuers in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

               (xiv) Authorization of the Other Agreements. Each of the Registration Rights Agreement, the Intercreditor Agreement, the Collateral Documents, the Acquisition Agreements and the Credit Agreements has been duly authorized by the Company, FinCo and/or Brant-Allen, as the case may be, and, except for the Intercreditor Agreement, when executed and delivered by the Company, FinCo and/or Brant-Allen, as the case may be, and the other parties thereto in accordance with the terms thereof, will constitute a valid and binding agreement of the Company, FinCo and/or Brant-Allen, as the case may be, enforceable against such entity or entities in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (xv) Perfection of Security Interest in Soucy Collateral and Timberlands Collateral. When executed and delivered by Brant-Allen and the Trustee, each of the Soucy Pledge Agreement, the Hypothec Agreement and the Timberlands Pledge Agreement will be effective to create in favor of the Trustee for the benefit of the holders of the Securities, a legal, valid and enforceable security interest in the Collateral described therein and in proceeds thereof. In the case of the Collateral described in such Collateral Documents, when (x) financing statements or applications for registration in appropriate form are filed in the requisite filing offices and (y) the Hypothec Agreement is registered in the requisite Quebec registry, such Collateral Documents shall constitute a fully perfected lien on, and security interest in, all right, title and interest in favor of the Trustee, for the benefit of the holders of the Securities, in such Collateral and the proceeds thereof, as security for the Obligations (as defined in such Collateral Documents), in each case prior and superior in right to any other person, other than the respective lenders under the Bank Credit Agreement and the Timberlands Credit Agreement.

               (xvi) Perfection of Security Interest in Company Collateral. Each of the Company Pledge and Security Agreement and the Deed of Trust will be effective to create in favor of the Trustee, for the benefit of the Holders of the Securities, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When the Deed of Trust and financing statements in appropriate form are filed in the requisite filing offices, such agreements shall constitute a fully perfected lien (except with respect to certain Collateral, such lien shall be perfected only to the extent perfection is required by the Company Pledge and Security Agreement) on, and security interest in, all right, title and interest of the Trustee, on behalf of the holders of the Securities, in such Collateral and the proceeds thereof, as security for the Obligations (as defined in such agreements), in each case prior and superior in right to any other Person other than the lenders under the Bank Credit Agreement.

               (xvii) The Acquisition Agreements. The Acquisition Agreements are in full force and effect, and Brant-Allen has used its best efforts to obtain all regulatory and contractual consents and approvals necessary to consummate the Acquisition and the Timberlands Acquisition.

               (xviii) Description of the Securities, the Indenture and Other Agreements. The statements set forth in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Securities, the Indenture, the Registration Rights Agreement, the Intercreditor Agreement, the Collateral Documents, the Acquisition Agreements and the Credit Agreements, constitute accurate summaries thereof in all material respects.
               (xix) Absence of Defaults and Conflicts. None of the Issuers, the Security Parties, BIPCO or Brant-Allen nor any of their respective subsidiaries is in violation of its respective organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any such entity or any of its respective subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any such entity or any of its respective subsidiaries is subject (collectively, "Agreements and Instruments"), except for such violations or defaults that would not result in a Material Adverse Effect; and (A) the execution, delivery and performance of this Agreement, the Securities, the Indenture, the Registration Rights Agreement, the Collateral Documents, the Acquisition Agreements, the Intercreditor Agreement and the Credit Agreements by the Issuers, the Security Parties and Brant-Allen, as the case may be, and the consummation by such parties of the transactions contemplated herein and therein (including the issuance and sale by the Issuers of the Securities in accordance with the offering and sale restrictions contained in this Agreement and the Offering Memorandum and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds"), (B) compliance by the Issuers with their obligations hereunder and under the Securities, and (C) compliance by each of the Issuers, the Security Parties and Brant-Allen of its obligations under the Indenture and such other agreements to which it is a party will not (after giving effect to (i) the redemption or defeasance of BIPCO's 10.375% Senior Secured Notes due 2004, and (ii) the related release and discharge of all liens, encumbrances and security interests securing those notes),
          (1) whether with or without the giving of notice or the passage of time or both, constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any such entity or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect or those liens, charges or encumbrances created pursuant to the Collateral Documents) or (2) result in any violation of (x) the provisions of the respective organizational documents of any such entity or any of its subsidiaries or (y) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any such entity or any of its subsidiaries or any of their assets, properties or operations (except for such violations that would not result in a Material Adverse Effect). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any such entity or any of its subsidiaries.

               (xx) Absence of Labor Disputes. No labor dispute with the employees of any of the Issuers, the Security Parties, BIPCO or BITCO or any of their respective subsidiaries exists or, to the knowledge of either of the Issuers, is threatened that, if such dispute were to occur, in either case may reasonably be expected to result in a Material Adverse Effect, and the Issuers have no actual knowledge of any existing or imminent labor disturbance by the employees of any such entity's or its subsidiaries' principal suppliers, contractors or customers that could be expected to result in a Material Adverse Effect.

               (xxi) Absence of Proceedings. Except as set forth in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of either of the Issuers, threatened, to which any of the Issuers, the Security Parties, BIPCO or BITCO is a party and which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the validity or enforceability of any material provision of this Agreement, the Indenture, the Securities, the Collateral Documents or the rights and remedies of the Initial Purchasers, the Trustee or the holders of the Securities thereunder.

               (xxii) Possession of Intellectual Property. The Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen and their respective subsidiaries own or possess, or can acquire on reasonable terms (or have the rights to sue at law or in equity for any infringement of), adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now carried on by them, except where the failure to own, possess or hold such rights to acquire or sue would not have a Material Adverse Effect; and none of the Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen or any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen or their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

               (xxiii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or quasi-governmental agency (other than (i) under the 1933 Act and the rules and regulations thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereunder and the securities or "blue sky" laws of any jurisdiction, (ii) those that have been obtained and are in full force and effect and (iii) those filings that are necessary or required to create or perfect the liens, encumbrances and security interests under the Collateral Documents) is necessary or required on behalf of the Issuers for the issuance, sale and delivery of the Securities, or for the execution, delivery or performance by the Issuers, the Security Parties or Brant-Allen, as the case may be, of this Agreement, the Indenture, the Registration Rights Agreement, the Intercreditor Agreement, the Collateral Documents, the Acquisition Agreements or the Credit Agreements, or for the consummation by any of such entities, as the case may be, of the transactions contemplated in such agreements.

               (xxiv) Possession of Licenses and Permits. Each of the Issuers, the Security Parties, BIPCO, Brant-Allen and their respective subsidiaries possesses, and, upon consummation of the transactions contemplated under this Agreement and the Acquisition Agreements, will possess, such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") of the appropriate federal, state, local or foreign regulatory and quasi-regulatory agencies or bodies necessary to conduct any business now conducted by them and as contemplated to be conducted by them upon consummation of the transactions contemplated under this Agreement and the Acquisition Agreements, except (x) where the failure to possess such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect and (y) BIPCO and BITCO will cease to possess such Governmental Licenses when BIPCO or its successor ceases to exist and BITCO is converted into Timberlands, in each case, concurrently with the Closing Time. Each of the Issuers, the Security Parties, BIPCO, Brant-Allen and their respective subsidiaries is, and upon consummation of the transactions contemplated under this Agreement and the Acquisition Agreements will be, in substantial compliance with the terms and conditions of all such Governmental Licenses, except where the failure to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are, and upon consummation of the transactions contemplated under this Agreement and the Acquisition Agreements will be, valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Issuers, the Security Parties, BIPCO, Brant-Allen or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xxv) Title to Property. Each of the Issuers, the Security Parties, BIPCO, Brant-Allen and their respective subsidiaries has title in fee simple to, or a valid leasehold interest in all its real property and good title to or a valid leasehold interest (and, in the case of Soucy Inc. and its subsidiaries, superficiary rights) in all its other properties and assets, free and clear of all liens, charges, encumbrances or restrictions, except such as
          (A) are described in the Offering Memorandum (including, without limitation, "Permitted Liens" as defined therein),
          (B) do not, singly or in the aggregate, have a Material Adverse Effect or (C) insofar as BIPCO ceases to exist and BITCO is converted into Timberlands concurrently with the Closing Time.

               (xxvi) Tax Returns. Each of the Issuers, the Security Parties, BIPCO, Brant-Allen and their respective subsidiaries has filed any federal, state, local and foreign income and other material tax returns that are required to be filed by such entities or has duly requested extensions thereof and has paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals or reserves have been provided for in the financial statements referred to in Section 1(a)(vi) above in respect of any federal, state, local and foreign income and other material taxes for all periods as to which the tax liability of any such entity or its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

               (xxvii)   Environmental Laws.  Except as described in
          the Offering Memorandum and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen and their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance or code, or rule of common law or any judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent, decree or judgment, regulating, or imposing liability concerning, pollution, the protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), and (B) none of the Issuers has any knowledge of any events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any of the Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen or any of their respective subsidiaries relating to Hazardous Materials or any Environmental Laws.

               (xxviii) Registration Rights. Except as described in the Offering Memorandum, there are no persons with registration rights or other similar rights to have any securities registered by either of the Issuers under the 1933 Act (other than those provided in the Credit Agreements and related agreements).
               (xxix) Solvency. At the date of this Agreement, each of BIPCO and the Company is, and immediately after the Closing Time, the Company will be, Solvent. As used herein, the term "Solvent" means, with respect to each such entity, on a particular date, that on such date (A) the fair value of the assets of such entity is greater than the total amount of liabilities (including contingent liabilities) of such entity, (B) the present fair salable value of the assets of such entity is greater than the amount that will be required to pay the probable liabilities of such entity on its debts as they become absolute and matured, (C) such entity is able to pay its debts and other liabilities, including contingent obligations, as they mature and
          (D) such entity is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which it has an unreasonably small capital.

               (xxx) Investment Company Act. As of the date of this Agreement, each of the Issuers, the Security Parties and BIPCO is not, and upon (i) the issuance and sale of the Securities as herein contemplated and the application of the net proceeds as described in the Offering Memorandum and
          (ii) the consummation of the transactions contemplated in the Acquisition Agreements and the related financings, and the Issuers and the Security Parties will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               (xxxi) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

               (xxxii)   No General Solicitation.  None of the Issuers
          or any person acting on their behalf through any agent (provided that no representation is made as to the Initial Purchasers, their affiliates or any person acting on their behalf) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) in connection with the offering of the Securities in the United States.

               (xxxiii) No Registration Required. Assuming (A) that the representations and warranties of the Initial Purchasers set forth in Section 2 and Section 6 hereof are true and
          (B) the compliance by the Initial Purchasers with the covenants and agreements set forth in Section 2 and Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under, or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with, this Agreement to register the Securities under the 1933 Act or to qualify any indenture in respect of the Securities under the Trust Indenture Act of 1939, as amended.

               (xxxiv)   No Directed Selling Efforts.  With respect to
          those Securities sold in reliance on Regulation S, (A) none of the Issuers, any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, their affiliates and any person acting on their behalf, as to whom the Issuers make no representation) has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) in the United States and (B) each of the Issuers, their respective affiliates and any person acting on its or their behalf (other than the Initial Purchasers, their affiliates and any person acting on their behalf, as to whom the Issuers make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

          (b) Officers' Certificates. Any certificate signed by any officer of either of the Issuers and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by such Issuer to the Initial Purchasers as to the matters covered thereby.

               Section 2.  Purchase, Sale and Resale of the
     Securities; Closing; Representations and Warranties of the Initial Purchasers. (a) Securities. On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Issuers agree to sell to the Initial Purchasers, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

          (b) Payment. Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Issuers and the Initial Purchasers, at 9:00 A.M., New York time, on the fifth business day after the date hereof (unless postponed in accordance with the provisions of Section
     11), or such other time not later than ten business days after such date as shall be agreed upon by the Issuers and the Initial Purchasers (such date and time of payment and delivery being herein called the "Closing Time").

               Payment shall be made to the Issuers by wire transfer of immediately available funds to a bank account designated by the Issuers, against delivery to TD Securities for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized TD Securities, for its account, to accept delivery of, and receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. TD Securities, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

          (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers that it is a Qualified Institutional Buyer within the meaning of Rule 144A under the 1933 Act.
          (d) Denominations; Registration. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative(s) may request in writing at least one full business day before the Closing Time. The certificates representing the Securities shall be registered in the name of Cede & Co. pursuant to an agreement among the Issuers, the Trustee and The Depository Trust Company ("DTC"), and shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

               Section 3. Certain Covenants of the Issuers. Each of the Issuers jointly and severally covenants with the Initial
     Purchasers as follows:

               (a) Offering Memorandum. The Issuers will promptly deliver to the Initial Purchasers (without charge, for the period ending after the later of (i) the completion of the distribution of the Securities as determined by TD Securities and (ii) 45 days following the Closing Time, and at the expense of the Initial Purchasers thereafter) such number of copies of the Offering Memorandum, as it may then be amended or supplemented, or the Preliminary Offering Memorandum, as it may then be amended or supplemented, as the Initial Purchasers may from time to time reasonably request.

               (b) Notice and Effect of Material Events. The Issuers will as soon as is practicable notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Issuers of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the distribution of the Securities by the Initial Purchasers as determined by TD Securities, any material changes in or affecting the condition, financial or otherwise, the earnings, business affairs or business prospects of the Issuers, the Security Parties, Brant-Allen and their respective subsidiaries which (i) make any statement of any material fact made in the Offering Memorandum materially false or misleading or (ii) are not disclosed in the Offering Memorandum. If, during the period referred to in paragraph (a) above, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or if, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Issuers, at their own expense, will promptly prepare such amendment or supplement as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances then existing, be misleading or so that such Offering Memorandum as so amended or supplemented will comply with applicable law, as the case may be, and furnish the Initial Purchasers such number of copies as they may reasonably request (and the Initial Purchasers will, upon receiving notice from the Issuers to do so, suspend use of the Offering Memorandum, until such time as they shall have received such copies of the amended or supplemented Offering Memorandum).

               (c) Amendment to Offering Memorandum and Supplements. The Issuers will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers (except to the extent that any such amendment or supplement objected to is necessary, in the judgment of counsel to the Issuers, to make the statements made in the Offering Memorandum, in the light of the circumstances under which they were made, not misleading). Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

               (d) Qualification of Securities for Offer and Sale. The Issuers will use their best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Initial Purchasers may designate (and in the Provinces of Quebec, Ontario and British Columbia on a private placement basis) and maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Issuers shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which they are not so qualified or to subject themselves to taxation in respect of doing business in any jurisdiction in which they are not otherwise so subject.

               (e) Rating of Securities. The Issuers shall take all reasonable action necessary to enable Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service Inc. ("Moody's") to provide their respective credit ratings of the Securities.

               (f) DTC. The Issuers will use their reasonable efforts in cooperation with the Initial Purchasers to permit the Securities to be eligible for clearance and settlement through DTC.

               (g) PORTAL. The Issuers will use their reasonable efforts in cooperation with the Initial Purchasers to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market.

               (h) Use of Proceeds. The Company will apply the net proceeds that it receives from the offer and sale of the Securities issued by the Issuers in the manner set forth in the Offering Memorandum under the heading "Use of Proceeds."

               (i) Restriction on Sale of Securities. For a period of 90 days from the date of the Offering Memorandum, the Issuers will not, without the prior written consent of TD Securities, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Issuers or securities of the Issuers that are convertible into, or exchangeable for, the Securities or such other debt securities, other than the Exchange Securities referred to in the Registration Rights Agreement.

               Section 4. Payment of Expenses. (a) Expenses. Whether or not any sale of the Securities is consummated, the Issuers will pay and bear all costs and expenses incident to the performance of their and any of their respective subsidiaries' obligations under this Agreement, the Securities, the Indenture, the Registration Rights Agreement, the Intercreditor Agreement and the Collateral Agreements, including (i) the preparation and printing of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Initial Purchasers,
     (ii) the delivery of the Securities to the Initial Purchasers,
     (iii) the fees and disbursements of the Issuers' counsel and accountants, (iv) the qualification of the Securities under the applicable U.S. securities laws in accordance with Section 3(d) hereof and any filing for review of the offering with NASD, including filing fees and fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any "blue sky" or legal investment memoranda, (v) any fees charged by rating agencies for rating the Securities, (vi) the fees and expenses of the Trustee and the collateral trustee under the Deed of Trust, including the fees and disbursements of counsel for the Trustee and the collateral trustee under the Deed of Trust, in connection with the Indenture, the Deed of Trust and the Securities, (vii) all fees and expenses in connection with the pledge of the Collateral, including any transfer or stamp taxes, (viii) the cost of preparing certificates representing the Securities, (ix) the cost of obtaining approval for the trading of the Securities through PORTAL and (x) all other costs and expenses incident to the performance of the Issuers' obligations hereunder that are not otherwise specifically provided for in this Section; provided that, except as specifically provided herein, the Issuers will not be obligated to pay the costs and expenses of counsel for the Initial Purchasers.

          (b) Termination of Agreement. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or 10(a)(i), the Issuers shall reimburse the Initial Purchasers for all of their documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers (reasonably incurred by the Initial Purchasers in connection with this Agreement or the offering contemplated hereunder).

               Section 5. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Securities that they have agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Issuers contained herein and in certificates of any officer of the Issuers and any subsidiary delivered pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder, and to the following further conditions:

               (a) Opinion of Counsel for the Issuers. At the Closing Time, the Initial Purchasers shall have received a favorable opinion, dated as of the Closing Time, of the following counsel for the Issuers, in form and substance satisfactory to counsel for the Initial Purchasers: (i) Skadden, Arps, Slate, Meagher & Flom, special New York counsel for the Issuers, to the effect set forth in Exhibit B-1 hereto and to such further effect as counsel for the Initial Purchasers may reasonably request, (ii) Mays & Valentine, counsel for the Issuers, to the effect set forth in Exhibit B-2 hereto and to such further effect as counsel for the Initial Purchasers may reasonably request and (iii) McCarthy Tetrault, special Quebec counsel for the Issuers, to the effect set forth in Exhibit B-3 hereto and to such further effect as counsel for the Initial Purchasers may reasonably request. Each such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Issuers and their respective subsidiaries (and other affiliates) and certificates of public officials.

               (b)   Opinion of Counsel for the Initial Purchasers.
          At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Shearman & Sterling, counsel for the Initial Purchasers. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Issuers and their respective subsidiaries (and other affiliates) and certificates of public officials.

               (c) Officers' Certificates. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuers and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or a Vice President of each of the Issuers and of the chief financial or chief accounting officer of each of the Issuers, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change,
          (ii) the representations and warranties in Section 1 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Time (except for those representations and warranties that are expressly made as of a certain date), and (iii) the Issuers have complied in all material respects with all agreements and satisfied in all material respects all conditions on their part to be performed or satisfied at or prior to the Closing Time.

               (d) Accountants' Comfort Letters. At the time of the execution of this Agreement, the Initial Purchasers shall have received from each of Coopers & Lybrand, L.L.P., independent auditors for the Issuers, BIPCO and BITCO, and Coopers & Lybrand, Chartered Accountants, General Partnership, independent auditors for Soucy Inc., a letter dated such date, in form and substance satisfactory to the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

               (e) Bring-Down Comfort Letters. At the Closing Time, the Initial Purchasers shall have received from each of Coopers & Lybrand, L.L.P., independent auditors for the Issuers, BIPCO and BITCO, and Coopers & Lybrand, Chartered Accountants, General Partnership, independent auditors for Soucy Inc., a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

               (f) Maintenance of Rating. At the Closing Time, the Securities shall be rated at least B2 by Moody's and B by S&P, and the Issuers shall have delivered to the Initial Purchasers a letter dated the Closing Time from each such rating agency, or other evidence satisfactory to the Initial Purchasers, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Issuers' other debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission in Rule 436(g)(2) under the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Issuers' other debt securities.

               (g) PORTAL. At the Closing Time, the Securities shall have been designated for trading on PORTAL.

               (h) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with all such documents, certificates and opinions as they may require for the purpose of enabling them to pass upon the matters referred to in Section 5(b) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Issuers, the performance of any of the covenants of the Issuers or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Issuers at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be satisfactory in form and substance to the Initial Purchasers and to counsel for the Initial Purchasers

               (i) Execution and Delivery of Agreements. At or prior to the Closing Time, the Indenture, the Registration Rights Agreement, the Intercreditor Agreement, the Acquisition Agreements, the Credit Agreements and all of the Collateral Documents, in form and substance reasonably satisfactory to the Initial Purchasers, shall have been duly executed and delivered and be in full force and effect.

               (j) Consummation of Transactions. At the Closing Time, the transactions contemplated by the Acquisition Agreements and the Credit Agreements and the transfer by Messrs. Peter M. Brant and Joseph Allen of all their interests in the capital stock of Soucy Inc. to Brant-Allen (as described in the Offering Memorandum) shall have been consummated.

               (k) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Trustee to be filed, registered or recorded in order to create in favor of the Trustee, for the benefit of holders of the Securities, a perfected security interest in the Collateral, as contemplated by the Collateral Documents, shall be in proper form for filing, registration or recordation.

               (l)   Solvency Opinion.  At the Closing Time, the
          Initial Purchasers shall have received a solvency opinion of Valuation Research Corporation, in form and substance reasonably satisfactory to the Initial Purchasers and dated as of the Closing Time.

               (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Issuers at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7 and 8 shall survive any such termination and remain in full force and effect.

               Section 6.  Subsequent Offers and Resales of the
     Securities. (a) Representations, Warranties and Covenants of the Initial Purchasers. Each of the Initial Purchasers represents, warrants and covenants to observe the following procedures in connection with the offer and sale of the
     Securities:

               (i) Offers and Sales Only to Qualified Institutional Buyers. Each Initial Purchaser understands that no action has been taken in any jurisdiction by the Issuers that would permit a public offering of the Securities in any jurisdiction where action would be required for such purpose. Each Initial Purchaser represents and agrees that it has not offered, sold or delivered and it will not offer, sell or deliver any of the Securities in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in any such jurisdiction (other than in the United States). Each such offer or sale shall only be made (A) to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers (as defined in Rule 144A under the 1933
          Act) or (B) to non-U.S. persons outside the United States (which shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for beneficial owners (other than an estate or trust) that are non-U.S. persons) to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act and applicable securities legislation of the relevant jurisdiction.

               (ii) No General Solicitation. Neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) in connection with the offering or sale of the Securities in the United States.

               (iii) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States (the "Subsequent Purchasers") that the Securities (A) have not been and will not be registered under the 1933 Act,
          (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Issuers, (2) outside the United States in accordance with Rule 904 of Regulation S or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

               (iv)  Restrictions on Transfer.  The transfer
          restrictions set forth under "Notice to Investors" in the Offering Memorandum, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Issuers and the Initial Purchasers.

               (v) Resale Pursuant to Rule 903 of Regulation S or Rule 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser severally represents, warrants and agrees that it has offered and sold Securities and will offer and sell Securities (i) as part of their distribution at any time and
          (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only (x) outside the United States in accordance with Rule 903 of Regulation S or (y) to a Qualified Institutional Buyer in transactions that meet the requirements of Rule 144A under the 1933 Act. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Securities, and the Initial Purchasers, their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

               The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Terms used above have the meaning given to them by Regulation S.

          Terms used in the above paragraph have the meaning given to them by Regulation S.

               (vi)  Contractual Arrangements With Respect to
          Distribution. Each Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuers.

               (vii) Distribution in Canada. Each of the Initial Purchasers acknowledges that the distribution of the Securities in Canada is being made without the filing of a prospectus only on a private placement basis and only to exempt purchasers in the provinces of Quebec, Ontario and British Columbia. Accordingly, each Initial Purchaser severally represents, warrants and agrees that: (a) any offer and resale of the Securities in Canada will be restricted and must be made by prospectus and through an appropriately registered dealer or in accordance with an exemption from prospectus and registration requirements under provincial securities laws; (b) it and any person acting on its behalf has offered or sold and will offer or sell the Securities in Canada solely by use of the Preliminary Canadian Offering Memorandum and the Canadian Offering Memorandum; (c) it and any person acting on its behalf will send a confirmation of the acceptance of offers to purchase Securities to purchasers in Canada who have not withdrawn their offers to purchase prior to the issuance of such confirmation; and (d) it will give written notice to the Issuers of the full name and address of each purchaser to whom it sells Securities in Canada, together with the amount of Securities sold to each such purchaser, the trade date and such other information regarding such purchase, offer or sale as may be required by the Issuers to make the filings required by the applicable Canadian laws and to pay all fees in connection with such filings.
               (b) Covenants of the Issuers. Each of the Issuers jointly and severally covenants with each Initial Purchaser as follows:

                    (i) Due Diligence. In connection with the original distribution of the Securities in accordance with the terms of this Agreement, each of the Issuers agrees that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the businesses of the Issuers, the Security Parties, BIPCO, BITCO, Brant-Allen and their respective subsidiaries.

                    (ii) Integration. The Issuers agree that they will not and will cause their respective affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Issuers of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

                    (iii) Rule 144A Information. The Issuers agree that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, they will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Issuers furnish information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

                    (iv) Restriction on Resales. After the Closing Time and until the Issuers shall have filed, and the Commission shall have declared effective, a Registration Statement (as defined in the Registration Rights Agreement) covering the Securities, the Issuers shall not, and shall not permit any of their affiliates to, sell any Securities that are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act).

                    Section 7.  Indemnification.   (a)  Indemnification of
          Initial Purchasers. Each of the Issuers jointly and severally agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Issuers; and

                    (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by TD Securities), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

          provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuers by any Initial Purchaser through TD Securities expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto); provided further that, with respect to any untrue statement contained in or omission from any Preliminary Offering Memorandum, this indemnity agreement shall not inure to the benefit of any Initial Purchaser on account of any loss, claim, damage, liability or action arising from the sale of any Securities to any person in the initial resale by that Initial Purchaser if that Initial Purchaser failed to send or give a copy of the Offering Memorandum, as the same may be amended or supplemented, to that person within the time required by the 1933 Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Offering Memorandum was corrected in the Offering Memorandum and the Offering Memorandum was made available to that Initial Purchaser prior to the sale of the Securities.

               (b) Indemnification of Issuers and Directors. Each Initial Purchaser severally agrees to indemnify and hold harmless the Issuers, their directors, and each person, if any, who controls either of the Issuers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through TD Securities expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto).

               (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by TD Securities, and, in the case of parties indemnified pursuant to
          Section 7(b) above, counsel to the indemnified parties shall be selected by the Issuers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
          Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (d) Settlement Without Consent If Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel and the indemnifying party is obligated to reimburse the indemnified party under the foregoing provisions of this Section 7, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
          Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                    Section 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                    The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers and the total discount received by the Initial Purchasers, in each case as set forth on the cover of the Offering Memorandum, bear to the aggregate initial price to investors of the Securities as set forth on such cover.

                    The relative fault of the Issuers on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                    The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
          Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
          8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                    Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and sold pursuant to the terms of this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Issuers, and each person, if any, who controls the Issuers within the meaning of Section 15 of the 1933 Act or
          Section 20 of the 1934 Act, shall have the same rights to contribution as the Issuers. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

                    Section 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, indemnities, agreements and other statements of the Issuers or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Issuers, and will survive delivery of the Securities to the Initial Purchasers.

                    Section 10.  Termination of Agreement.  (a)
          Termination; General. The Initial Purchasers may terminate this Agreement, by notice to the Issuers, at any time at or prior to the Closing Time (i) if there has been, since the time of the execution of this Agreement or the respective dates as of which information is given in the Offering Memorandum, any event or condition which would result in a Material Adverse Effect, or
          (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case, the effect of which is such as to make it, in the judgment of TD Securities, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Issuers has been suspended or materially limited by the Commission, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of such exchanges or by such system or by order of the Commission, NASD or any other governmental authority, in each case, the effect of which is such as to make it, in the judgment of TD Securities, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if a banking moratorium has been declared by either Federal, New York, Delaware, Connecticut, Virginia or Quebec authorities.

                    (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except as to the extent provided in Section 4; provided that the provisions of Sections 1, 7, 8 and 9 shall remain in full force and effect.

                    Section 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), TD Securities shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase, each severally and not jointly, all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, TD Securities shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

                    No action pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

                    In the event of any such default that does not result in a termination of this Agreement, either TD Securities or the Issuers shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements.

                    Section 12.  Notices.  All notices and other
          communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to TD Securities at 31 West 52nd Street, New York, New York 10019-6101, Attention: Rod Ashtaryeh, and notices to the Issuers shall be directed to them in care of Brant-Allen at Post Office Box 3443, 80 Field Point Road, Greenwich, Connecticut 06830, Attention: President, with copies to
          Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: David Goldschmidt.

                    Section 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Issuers and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Issuers and their respective successors and the controlling persons and officers and directors referred to in
          Section 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Issuers and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

                    Section 14. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF THE DAY REFER TO NEW YORK CITY TIME.

                    Section 15. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                    Section 16. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                              _________________________
                    If the foregoing is in accordance with the Initial Purchasers' understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Issuers and the Initial Purchasers in accordance with its terms.

                                             Very truly yours,

                                             BEAR ISLAND PAPER COMPANY, L.L.C.

                                             By:  /s/  Edward D. Sherrick
                                                Name:  Edward D. Sherrick
                                                Title: Vice President of
                                                       Finance

                                             BEAR ISLAND FINANCE COMPANY II

                                             By: /s/  Edward D. Sherrick
                                                Name:  Edward D. Sherrick
                                                Title: Vice President of
                                                       Finance

          Confirmed and accepted as of
            the date first above written:

          TD SECURITIES (USA) INC.
          SALOMON BROTHERS INC

          By:  TD Securities (USA) Inc.

          By:  /s/  Rod Ashtaryeh
             Name:  Rod Ashtaryeh
             Title: Managing Director
                                      SCHEDULE A

                                                            Principal
                                                            Amount of
              Name of Initial Purchaser                     Securities

           TD Securities (USA) Inc.  . . . . . . . . . . .  $51,000,000

           Salomon Brothers Inc  . . . . . . . . . . . . .  $49,000,000


                                                           ------------
           Total . . . . . . . . . . . . . . . . . . . . . $100,000,000
                                                           ============


                                  SCHEDULE B

                        BEAR ISLAND PAPER COMPANY, L.L.C.

                        BEAR ISLAND FINANCE COMPANY II

                       $100,000,000 Senior Notes Due 2007

               1. The initial price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

               2. The purchase price to be paid by the Initial Purchasers for the Securities shall be 97% of the principal amount thereof.

               3. The interest rate on the Securities shall be 10% per annum.

               4. The redemption prices to be supplied in the Final Offering Memorandum under the caption "Description of the Notes Optional Redemption" (and correspondingly in the Indenture) shall be on or after December 1 of the years appearing below:

                    YEAR                        REDEMPTION PRICE

                     2002                          105.000%
                     2003                          103.333%
                     2004                          101.667%
                     2005 and                      100.000%
                     thereafter
                                                                     Exhibit A

                        FORM OF REGISTRATION RIGHTS AGREEMENT




                       Registration Rights Agreement

                        Dated as of December 1, 1997

                                   among

                     Bear Island Paper Company, L.L.C. and

                        Bear Island Finance Company II

                                 and

                        TD Securities (USA) Inc. and

                            Salomon Brothers Inc





                       REGISTRATION RIGHTS AGREEMENT

               REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into on December 1, 1997 among BEAR ISLAND PAPER COMPANY, L.L.C., a Virginia limited liability company (the "Company"), and BEAR ISLAND FINANCE COMPANY II, a Delaware corporation ("FinCo" and, together with the Company, the "Issuers"), and TD SECURITIES (USA) INC. ("TD Securities") and SALOMON BROTHERS INC ("Salomon Brothers" and, together with TD Securities, the "Initial Purchasers").

               This Agreement is made pursuant to the Purchase Agreement dated November 21, 1997 between the Issuers and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Issuers to the Initial Purchasers of an aggregate of $100,000,000 principal amount of the Issuers' 10% Senior Secured Notes due 2007 (the "Initial Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

               In consideration of the foregoing, the parties hereto agree as follows:

               1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

               "1933 Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

               "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

               "Closing Time" shall mean the Closing Time as defined in the Purchase Agreement.

               "Company" shall have the meaning set forth in the preamble of this Agreement and also includes the Company's successors.

               "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Issuers; provided, however, that any such depositary must have an address in the Borough of Manhattan, in The City of New York.

               "Exchange Notes" shall mean the 10% Senior Secured Notes due 2007 issued by the Issuers under the Indenture containing terms identical to the Initial Notes (except that (i) interest thereon shall accrue from the last interest payment date on which interest was paid on the Initial Notes or, if no such interest has been paid, from the Original Issue Date, (ii) the transfer restrictions thereon shall be eliminated and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of Initial Notes in exchange for Initial Notes pursuant to the Exchange Offer.

               "Exchange Offer" shall mean the exchange offer by the Issuers of Exchange Notes for Registrable Notes pursuant to
          Section 2(a) hereof.

               "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

               "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "FinCo" shall have the meaning set forth in the preamble of this Agreement and also includes FinCo's successors.

               "GAAP" shall have the meaning set forth in the Indenture.

               "Holders" shall mean the Initial Purchasers, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become registered holders of Registrable Notes under the Indenture.

               "Indenture" shall mean the Indenture relating to the Initial Notes and Exchange Notes dated as of December 1, 1997 between the Issuers and Crestar Bank, as Trustee, as the same may be amended from time to time in accordance with the terms thereof.

               "Initial Notes" shall have the meaning set forth in the preamble of this Agreement.

               "Issuers" shall have the meaning set forth in the preamble of this Agreement and also includes each of the Issuers' successors.

               "Initial Purchasers" shall have the meaning set forth in the preamble of this Agreement.

               "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or any of their affiliates (as such term is defined in Rule 405 under the 1933 Act) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage or amount.

               "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering determined in accordance with Section 4.

               "Original Issue Date" shall mean the date on which the Initial Notes are issued under the Indenture.

               "Participating Broker-Dealer" shall have the meaning set forth in Section 3(f) of this Agreement.

               "Person" shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

               "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

               "Purchase Agreement" shall have the meaning set forth in the preamble of this Agreement.

               "Registrable Notes" shall mean the Initial Notes; provided, however, that certain Initial Notes shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Initial Notes shall have been declared effective under the 1933 Act and such Initial Notes shall have been disposed of pursuant to such Registration Statement, (ii) such Initial Notes may be distributed to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Initial Notes shall have ceased to be outstanding, (iv) such Initial Notes have been exchanged by a person other than a Broker-Dealer for Exchange Notes upon consummation of the Exchange Offer or (v) following the exchange by a Participating Broker-Dealer in the Exchange Offer of an Initial Note for an Exchange Note, the date on which that Exchange Note is sold to a purchaser who receives from that Participating Broker-Dealer on or before the date of that sale a copy of the Prospectus.

               "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees,
          (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with state or other securities or blue sky qualification, if any, of any of the Exchange Notes or Registrable Notes in any United States jurisdiction referred to in Section 3(d)), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Registrable Notes or Exchange Notes and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Notes or Exchange Notes on any securities exchange or exchanges, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of counsel for the Issuers and of the independent public accountants of the Issuers, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (viii) in the case of a Shelf Registration Statement, subject to Section 2(c), the reasonable fees and disbursements of one counsel for the Holders of Registrable Notes (which counsel shall be selected by the Majority Holders), (ix) the fees and expenses of a "qualified independent underwriter" as defined by Conduct Rule 2720 of the NASD (if required by the NASD rules) in connection with the offering of the Registrable Notes or Exchange Notes, (x) the fees and expenses of the Trustee, including its counsel, and any exchange agent or custodian, and (xi) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Issuers in connection with any Registration Statement, but excluding fees of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

               "Registration Statement" shall mean any registration statement of the Issuers which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "Rule 144" shall mean Rule 144 promulgated under the 1933 Act, or any successor rule to similar effect.

               "Salomon Brothers" shall have the meaning set forth in the preamble of this Agreement and also includes each of Salomon Brothers' successors.

               "SEC" shall mean the Securities and Exchange
          Commission.

               "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

               "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Notes on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "TD Securities" shall have the meaning set forth in the preamble of this Agreement and also includes each of TD
          Securities' successors.

               "Trustee" shall mean the trustee with respect to the Initial Notes and Exchange Notes under the Indenture.

               2. Registration Under the 1933 Act. (a) Exchange Offer Registration. To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Issuers at their cost, shall use their best efforts
     (A) to file within 90 days after the Original Issue Date with the SEC an Exchange Offer Registration Statement covering the offer by the Issuers to the Holders to exchange all of the Registrable Notes for Exchange Notes, (B) to cause such Exchange Offer Registration Statement to be declared effective by the SEC within 180 days after the Original Issue Date, (C) to cause such Exchange Offer Registration Statement to remain effective until the closing of the Exchange Offer and (D) to consummate the Exchange Offer within 210 days after the Original Issue Date.
     The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers (as defined in Section 3(f))) eligible and electing to exchange Registrable Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Issuers within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the 1933 Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

               In connection with the Exchange Offer, the Issuers shall:

               (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (ii) keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

               (iii) use the services of the Depositary for the Exchange Offer with respect to Initial Notes evidenced by global certificates;

               (iv) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York City time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Registrable Notes exchanged; and

               (v) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

               As soon as practicable after the close of the Exchange Offer, the Issuers shall:

               (i) accept for exchange Registrable Notes duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

               (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes so accepted for exchange by the Issuers; and

               (iii) cause the Trustee promptly to authenticate and deliver Exchange Notes to each Holder of Registrable Notes equal in amount to the Registrable Notes of such Holder so accepted for exchange.

               Interest on each Exchange Note will accrue from the last payment date on which interest was paid on the Registrable Notes surrendered in exchange therefor or, if no interest has been paid on the Registrable Notes, from the Original Issue Date. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the Staff of the SEC. Each Holder of Registrable Notes (other than Participating Broker-Dealers) who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer will be required to represent that (i) it is not an affiliate of the Issuers, (ii) any Exchange Notes to be received by it were acquired in the ordinary course of business and (iii) at the time of the commencement of the Exchange Offer it has no arrangement with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Notes. The Issuers shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

               (b) Shelf Registration. (i) If, because of any change in law or applicable interpretations thereof by the Staff of the SEC, the Issuers are not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, or (ii) if for any other reason the Exchange Offer is not consummated within 210 days following the Original Issue Date, or (iii) if, within 120 days after the Closing Time (as defined in the Purchase Agreement) any Holder (other than the Initial Purchasers) gives the Issuers written notice that it is not eligible to participate in the Exchange Offer or (iv) upon the request of any Initial Purchaser (with respect to any Registrable Notes which it acquired directly from the Issuers), within 120 days after the Closing Time (as defined in the Purchase Agreement), that such Initial Purchaser shall hold Registrable Notes which it acquired directly from the Issuers and if such Initial Purchaser is not permitted, in the opinion of counsel to such Initial Purchaser, pursuant to applicable law or applicable interpretation of the Staff of the SEC, to participate in the Exchange Offer, the Issuers shall, at their cost,

               (A) as promptly as practicable, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Notes by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Notes and set forth in such Shelf Registration Statement, and use their best efforts to cause such Shelf Registration Statement to be declared effective by the SEC within 210 days after the Original Issue Date. In the event that the Issuers are required to file a Shelf Registration Statement upon the request of any Holder (other than an Initial Purchaser) not eligible to participate in the Exchange Offer pursuant to clause (iii) above or upon the request of any Initial Purchaser pursuant to clause (iv) above, the Issuers shall file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by such Holder or such Initial Purchaser after completion of the Exchange Offer; provided that, with respect to Exchange Notes received by an Initial Purchaser in exchange for any portion of an unsold allotment of Initial Notes, the Issuers may, if permitted by current interpretations by the Commissions's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under this Section 2(b) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by (for so long as such interpretation of the Commission shall continue to be effective) the provisions herein applicable to, a Shelf Registration Statement.

               (B) use their best efforts to keep the Shelf Registration Statement continuously effective (subject to the provisions of this Agreement that permit the Issuers to suspend the use of any Prospectus contained in a Shelf Registration Statement) in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the SEC (or one year from the date the Shelf Registration Statement is declared effective if such Shelf Registration Statement is filed upon the request of any Initial Purchaser pursuant to clause (iv) above) or such shorter period which will terminate when (i) all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (ii) the date on which, in the written opinion of counsel to the Issuers, all of the Registrable Notes then held by the Holders (which are not affiliates of Issuers) may be sold by such Holders in the public United States securities markets without registration under the 1933 Act pursuant to Rule 144(k) under the 1933 Act or any successor provision thereto or (iii) the date on which there ceases to be outstanding any Registrable Notes; and

               (C) notwithstanding any other provisions hereof, use their best efforts to ensure that (1) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (2) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

               The Issuers further agree, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use reasonable efforts to cause any such amendment to become effective and such Shelf Registration to become usable as soon as thereafter practicable and to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

               (c) Expenses. The Issuers shall be liable for and pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) and (x) in the case of any Shelf Registration Statement, will reimburse the Holders and the Initial Purchasers for the reasonable fees and disbursements of one firm or counsel to act as counsel for the Holders of the Registrable Notes in connection therewith and (y) in the case of an Exchange Offer Registration Statement, will reimburse the Initial Purchasers, as applicable, for the reasonable fees and disbursements of one firm or counsel in connection therewith; provided that, in the case of clauses (x) and (y): (A) such firm shall be Shearman & Sterling, New York, New York (or, in the case of clause (x), such other firm or counsel designated in writing by the Majority Holders within 15 days of the initial filing of the Shelf Registration Statement and approved by the Issuers) and
     (B) the reasonable fees and expenses of such firm shall not exceed $20,000. Each Holder shall pay all expenses of its counsel other than as set forth in the preceding sentence, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

               (d) Effective Registration Statement. (i) The Issuers will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless
     (A) such action is required by applicable law or (B) such action is taken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers' obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuers promptly comply with the requirements of
     Section 3(k) hereof, if applicable.

               (ii) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Notes pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume.

               (e)  Increase in Interest Rate.  In the event that
     (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 90th calendar day following the Original Issue Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th calendar day following the Original Issue Date, (iii) the Exchange Offer is not consummated or, if required, a Shelf Registration Statement with respect to the Registrable Notes is not declared effective on or prior to the 210th calendar day following the Original Issue Date, or (iv) the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable (each such event referred to in clauses (i)-(iv) above, a "Registration Default"), the per annum interest rate borne by the Initial Notes shall be increased by one-half of one percent (0.5%) with respect to the first 90-day period following such Registration Default, payable in cash on each interest payment date, such interest rate to increase by an additional one-half of one percent (0.5%) for each subsequent 90-day period until such Registration Default has been cured, up to a maximum increase of one and one-half percent (1.5%) per annum. Upon (w) the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 210-day period described in clause (iii) above or (z) the cure of any Registration Default described in clause (iv) above, the interest rate borne by the Initial Notes from the date of such filing, effectiveness, consummation or cure, as the case may be, will be reduced to the original interest rate if the Issuers are otherwise in compliance with such requirements; provided, however, that if, after any such reduction in interest rate, a different event specified in clause (i), (ii), (iii) or (iv) above occurs, the interest rate will again be increased pursuant to the foregoing provisions. A Holder of Registrable Notes who has failed to provide the information requested of that Holder by the Issuers pursuant to the penultimate paragraph Section 3 within the time period specified in that paragraph, and such failure has prejudiced the ability of the Issuers to comply with their obligations under this Agreement to file any Registration Statement within the required period of time, will not receive the benefit of any increase in the interest rate on the Initial Notes pursuant to this Section 2(e).

               (f) Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under Section 2(a) and Section 2(b) hereof.

               3.   Registration Procedures.   In connection with the
     registration obligations of the Issuers with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Issuers shall:

               (a) prepare and file with the SEC a Registration Statement, within the time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Issuers, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

               (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

               (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes, at least five days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes is being filed and advising such Holders that the distribution of Registrable Notes (or an amendment thereto) will be made in accordance with the method elected by the Majority Holders and designated by the Majority Holders in a notice given by them to the Company; and (ii) furnish to each Holder of Registrable Notes, to counsel for the Initial Purchasers, and/or the Holders and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including, if such Holder, counsel or underwriter so requests, financial statements and schedules and all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Notes pursuant to the Shelf Registration Statement; and (iii) subject to the last paragraph of this
          Section 3, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Notes covered by the Shelf Registration Statement in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

               (d) use their best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such United States jurisdictions as the Majority Holders of Registrable Notes covered by a Registration Statement or, in the case of an underwritten offering of Registrable Notes, the Managing Underwriter of such underwritten offering, if any, shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, cooperate with the Holders in connection with any filings required to be made with the NASD, keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things requested in writing by such Majority Holders or Managing Underwriters which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that neither of the Issuers shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

               (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes and counsel for the Initial Purchasers promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Issuers contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Issuers that a post-effective amendment to a Registration Statement would be appropriate;

               (f) (A) in the case of an Exchange Offer, (i) include in the Exchange Offer Registration Statement a "Plan of Distribution" section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Notes for Exchange Notes for the resale of such Exchange Notes,
          (ii) furnish to each broker-dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement to the effect that any broker-dealer who holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), and who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes, (iv) subject to the last paragraph of this Section 3, consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any broker-dealer in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto in accordance with the 1933 Act, and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

               If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, the undersigned represents that it will receive Exchange Notes for its own account in exchange for Registrable Notes and that the Registrable Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act;

          and (y) a statement to the effect that by making the acknowledgment described in subclause (x) and by delivering a Prospectus in connection with the exchange of Registrable Notes, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act;

               (B) to the extent any Participating Broker-Dealer notifies the Issuers in writing that it is participating in the Exchange Offer, use their best efforts to cause to be delivered at the request of an entity stating that it represents the Participating Broker-Dealers (which entity shall be TD Securities, unless it elects not to act as such representative) only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (C) below;

               (C) to the extent any Participating Broker-Dealer notifies the Issuers in writing that it is participating in the Exchange Offer, use their best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 30 days following the closing of the Exchange Offer; and

               (D) the Issuers shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by
          Section 3(b), or take any other action as a result of this
          Section 3(f), for a period exceeding 180 days after the last date for which exchanges are accepted pursuant to the Exchange Offer (as such period may be extended by the Issuers) and Participating Broker-Dealers shall not be authorized by the Issuers to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3;

               (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and, (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Notes with copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

               (h) make best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration
          Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

               (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes included within the coverage of such Shelf Registration, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto);

               (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends; and cause such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, covered in the Shelf Registration may reasonably request at least two business days prior to the closing of any sale of such Registrable Notes pursuant to such Shelf Registration Statement;

               (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(vi) hereof, use their best efforts to prepare a post-effective amendment or supplement to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuers agree to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Issuers determine that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Issuers agree promptly to notify each Holder of such determination and to furnish each Holder such numbers of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

               (l) obtain a CUSIP number for all Exchange Notes, or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

               (m) (i) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes, or Registrable Notes, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and
          (iii) execute, and use their best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

               (n) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and reasonably appropriate actions (including those reasonably requested by the Majority Holders) in order to expedite or facilitate the disposition of such Registrable Notes and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                    (i) make such representations and warranties to the Holders of such Registrable Notes and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                    (ii) obtain opinions of counsel to the Issuers and
               updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any, and the holders of a majority in principal amount of the Registrable Notes being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                    (iii) obtain "cold comfort" letters and
               updates thereof from the Issuers' independent certified public accountants addressed to the underwriters, if any, and use reasonable best efforts to have such letters addressed to the selling Holders of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                    (iv) enter into a securities sales agreement with
               the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Notes, which agreement shall be in form, substance and scope customary for similar offerings;

                    (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in
               Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

                    (vi) deliver such documents and certificates as
               may be reasonably requested in writing and as are customarily delivered in similar offerings.

          The actions referred to in clauses (i) through (vi) above shall be done at (i) the effectiveness of such Registration Statement (and, if appropriate, each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any underwritten offering, the Issuers shall provide written notice to the Holders of all Registrable Notes of such underwritten offering at least 15 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which such Holder must inform the Issuers of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

               (o) in the case of a Shelf Registration, make available for inspection during business hours (at the offices where normally kept) by representatives of the Majority Holders of the Registrable Notes and any Managing Underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Majority Holders or Managing Underwriters, all financial and other records, pertinent corporate documents and properties of the Issuers reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Issuers to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement as is customary for similar due diligence examinations; provided, that such persons shall first agree in writing with the Issuers that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such person, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

               (p) (i) in the case of an Exchange Offer, a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers, and make such changes in any such document prior to the filing thereof as any of the Initial Purchasers or their counsel may reasonably request; (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Notes, to the Initial Purchasers, to counsel on behalf of the Majority Holders or to the Managing Underwriter or Underwriters of an underwritten offering of Registrable Notes, if any, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Notes, TD Securities on behalf of such Holders, their counsel and any Managing Underwriter may reasonably request in writing unless the Issuers or their counsel reasonably object to such changes; and (iii) cause the representatives of the Issuers to be available for discussion of such document as shall be reasonably requested in writing by the Holders of Registrable Notes, TD Securities on behalf of such Holders or any Managing Underwriter and shall not at any time make any filing of any such document of which such Holders, TD Securities on behalf of such Holders, their counsel or any Managing Underwriter shall not have previously been advised and furnished a copy or to which such Holders, TD Securities on behalf of such Holders, their counsel or any underwriter shall reasonably object;

               (q) in the case of a Shelf Registration, use their best efforts to cause all Registrable Notes to be listed on any securities exchange on which similar debt securities issued by the Issuers are then listed if requested in writing by the Majority Holders or by the Managing Underwriters of an underwritten offering of Registrable Notes, if any;

               (r) in the case of a Shelf Registration, use their best efforts to cause the Registrable Notes to be rated with the appropriate rating agencies, if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Notes, if any, unless the Registrable Notes are already so rated;

               (s) otherwise use their best efforts to comply with all applicable rules and regulations of the SEC and make available to their security holders, as soon as reasonably practicable, an earnings statement covering at least
          12 months which shall satisfy the provisions of
          Section 11(a) of the 1933 Act and Rule 158 thereunder; and

               (t) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel.

               In the case of a Shelf Registration Statement, the Issuers may (as a condition to such Holder's participation in the Shelf Registration and subject to Section 2(e)) require each Holder of Registrable Notes to furnish to the Issuers, within 20 days after the Issuers have requested such information, such information regarding such Holder and the proposed distribution by such Holder of such Registrable Notes as the Issuers may from time to time reasonably request in writing.

               In the case of a Shelf Registration Statement, each Holder agrees (a) to furnish the information requested to be furnished pursuant to the immediately preceding sentence within the time period specified therein and (b) that, upon receipt of any notice from the Issuers of the happening of any event or the discovery of any facts, each of the kind described in clauses
     (ii) through (vii) of Section 3(e) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement, and will not deliver any Prospectus forming a part thereof, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or written notice from the Issuer that the use of the Prospectus may be resumed, and, if so directed by the Issuers, such Holder will deliver to the Issuers (at the Issuers' expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Issuers shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(vi) hereof, the Issuers shall be deemed to have used their best efforts to keep the Shelf Registration Statement effective during such period of suspension provided that the Issuers shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement. The period during which the Registration Statement shall be maintained effective pursuant to this Agreement shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or written notice from the Issuer that the use of the Prospectus may be resumed.

               4. Underwritten Registrations. If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be such investment bankers of national standing in the United States as are selected by the Majority Holders of such Registrable Notes included in such offering and shall be reasonably acceptable to the Issuers.

               No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

               5. Indemnification and Contribution. (a) The Issuers shall indemnify and hold harmless each Holder, including the Initial Purchasers and Participating Broker-Dealers, each underwriter who participates in an offering of Registrable Notes, their respective affiliates, and their respective directors, officers, employees and agents, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(c) below) any such settlement is effected with the written consent of the Issuers; and

               (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by an indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

     provided, however, that (i) this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers, any Holder, including Participating Broker-Dealers, or any underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (ii) the Issuers shall not be liable to any indemnified party under this indemnity agreement with respect to the Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Registration Statement or Prospectus which untrue statement or omission was corrected in an amended or supplemented Registration Statement or Prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Registration Statement or Prospectus if the Issuers had previously furnished copies thereof to such indemnified party and if delivery of a prospectus is required by the Act and was not so made. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

               (b) In the case of a Shelf Registration, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Initial Purchasers, each underwriter who participates in an offering of Registrable Notes and the other selling Holders and each of their respective directors and officers (including each officer of each of the Issuers who signed the Registration Statement) and each Person, if any, who controls the Issuers, each Initial Purchaser, any underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by such Holder, as the case may be, expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

               (c) Each indemnified party shall give notice in writing as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel, in addition to any local counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
     Section 5 (whether or not the indemnified parties are actual or potential parties thereof), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               (e) If the indemnification provided for in any of the indemnity provisions set forth in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, the Initial Purchaser and the Holders, from the offering of the Exchange Notes or Registrable Notes included in such offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Issuers, the Initial Purchasers, and the Holders, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuers, the Initial Purchasers, and the Holders shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Initial Purchasers or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Initial Purchasers and the Holders of the Registrable Notes agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity, and the Holders were treated as one entity, for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to above in this Section 5.
     The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the Issuers and each officer of the Issuers who signed the Registration Statement, and each person, if any, who controls the Issuers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuers. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to any Initial Purchaser pursuant to the Purchase Agreement shall not be deemed to be a benefit received by any Initial Purchaser in connection with the offering of the Exchange Notes or Registrable Notes in such offering.

               6. Miscellaneous. (a) Rule 144 and Rule 144A. For so long as the Issuers are subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Issuers covenant that they will file the reports required to be filed by them under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if they cease to be so required to file such reports, they will upon the request of any Holder of Registrable Notes (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Notes, the Issuers will deliver to such Holder a written statement as to whether they have complied with such requirements.

               (b) No Inconsistent Agreements. The Issuers have not, as of the date hereof, entered into nor will the Issuers on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements.

               (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

               (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this Section 6(d), which address initially is, with respect to an Initial Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Issuers, initially at the Issuers' address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(d).

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

               (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

               (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchasers, on the other hand, and the Initial Purchasers shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

               (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.


               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        BEAR ISLAND PAPER COMPANY,
                                        L.L.C.

                                        By:  /s/  Edward D. Sherrick
                                             ____________________________
                                             Name:  Edward D. Sherrick
                                             Title: Vice President
                                                    of Finance

                                        BEAR ISLAND FINANCE COMPANY II

                                        By:  /s/  Edward D. Sherrick
                                             ____________________________
                                             Name:  Edward D. Sherrick
                                             Title: Vice President
                                                    of Finance

     Confirmed and accepted as of
      the date first above
      written:

     TD SECURITIES (USA) INC.
     SALOMON BROTHERS INC

     By:  TD SECURITIES (USA) INC.

     By:  /s/  Rod Ashtaryeh
         ________________________
         Name:  Rod Ashtaryeh
         Title: Managing Director



                                                                     Exhibit B

                        FORMS OF OPINIONS OF ISSUERS' COUNSEL
                             TO BE DELIVERED PURSUANT TO
                                     SECTION 5(a)


                    Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that, as of the date hereof:

                    1.  FinCo has been duly incorporated and is
          validly existing as a corporation and is in good standing under the laws of the State of Delaware.

                    2. FinCo has the corporate power and authority to execute and deliver the Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement and to perform its obligations thereunder, and the execution and delivery by FinCo of the Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement has been duly authorized by it.

                    3.  The Purchase Agreement has been duly
          executed and delivered by Finco.

                    4. The Indenture has been duly executed and delivered by Finco and, when duly executed and delivered by each of the other Opinion Parties, will constitute a valid and binding obligation of each of the Opinion Parties, enforceable against each Opinion Party in accordance with its terms.

                    5. The Notes are in the form contemplated by the Indenture and, when the Notes are executed by the Issuers and authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Notes will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and the Notes will be entitled to the benefits of the Indenture.

                    6. The Registration Rights Agreement has been duly executed and delivered by Finco and, when duly executed and delivered by the Company, will constitute a valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its terms.

                    7. Each of the Collateral Documents, when duly executed and delivered by each Opinion Party that is a party to such Collateral Document, will constitute a valid and binding obligation of such Opinion Party, enforceable against such Opinion Party in accordance with its terms.

                    8. The execution and delivery by FinCo of each of the Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement and the performance by FinCo of its obligations under each of the Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement, each in accordance with its terms, do not (i) conflict with the Certificate of Incorporation or By-laws of FinCo, (ii) constitute a violation of or a default under any Applicable Contracts (as hereinafter defined) or (iii) cause the creation of any security interest or lien (other than the security interests and liens granted or created by or pursuant to the Opinion Documents) upon any property of FinCo pursuant to any Applicable Contracts. "Applicable Contracts" mean those agreements or instruments set forth on Schedule 1 to the Opinion Certificate.

                    9. Based on our review of Applicable Laws, no Governmental Approval that has not been obtained is required in connection with the execution and delivery of the Purchase Agreement, the Indenture, the Notes, the Registration Rights Agreement and the Collateral Documents by any Opinion Party that is a party thereto and the performance by any such Opinion Party of its obligations thereunder (except for the filing of UCC-1 financing statements in the filing offices required by applicable law and filings and registrations with the U.S. Patent and Trademark Office and the U.S. Copyright Office with respect to the registrations and applications set forth on the schedules to the Company Pledge and Security Agreement (and any after-acquired U.S. trademark, U.S. patent and U.S. copyright registrations and applications) and other similar filings required under the Company Pledge and Security Agreement).

                    10. The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

                    11. To our knowledge (but without any
          independent investigation), except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation pending or threatened before, or brought by, any Governmental Authority to which any Opinion Party is a party or to which any property of any Opinion Party is subject, that
          (a) seeks to restrain, enjoin or prevent the execution and delivery of the Opinion Documents, the performance by the Opinion Parties of their obligations thereunder or the consummation of the transactions contemplated by the Opinion Documents or (b) would be required to be disclosed in the Offering Memorandum if the Offering Memorandum were a registration statement filed with the Commission under the Securities Act of 1933, as amended. Our opinion in this paragraph 11 is based solely on our discussions with the officers of the Opinion Parties responsible for the matters discussed in this paragraph, and our review of documents furnished to us by the Opinion Parties, and we have made no search of the public docket records of any Governmental Authority.

                    12. The statements set forth in the Offering Memorandum under the captions "Description of the Notes," "Exchange Offer; Registration Rights" and "Description of Certain Other Indebtedness The Bank Credit Facilities" and " The Timberlands Loan," insofar as such statements purport to summarize certain provisions of the Indenture, the Notes, the Registration Rights Agreement, the Collateral Documents and the Credit Agreements, constitute accurate summaries of those provisions in all material respects.

                    13. The statements in the Offering Memorandum that purport to summarize certain provisions of the documents specified in Schedule 1 to this letter constitute accurate summaries of those provisions in all material respects.

                    14.  The statements made in the Offering
          Memorandum under the caption "Certain Federal Income Tax Considerations" insofar as they purport to constitute statements of law or legal conclusions, have been reviewed by us and fairly present the information disclosed therein in all material respects.

                    15.  Assuming (a) the accuracy of the
          representations and warranties of the Issuers set forth in Sections 1(a) (i), (ii), (xxx), (xxxi), (xxii) and
          (xxiv) of the Purchase Agreement and of the Initial Purchasers in Section 6 of the Purchase Agreement, (b) the due performance by the Issuers of the covenants and agreements set forth in Section 3 of the Purchase Agreement and the due performance by the Initial Purchasers of the covenants and agreements set forth in
          Section 6 of the Purchase Agreement, (c) the Initial Purchasers' compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, (d) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell Notes and (e) that purchasers to whom the Initial Purchasers initially resell Notes receive a copy of the Offering Memorandum prior to such sale, the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Notes by the Initial Purchasers in the manner contemplated in the Offering Memorandum do not require registration under the Securities Act of 1933, as amended, and the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion as to any subsequent resale of any Notes.

                    16. None of the Opinion Parties is, after the consummation of the transactions contemplated by the Opinion Documents and the application of the net proceeds from the issuance and sale of the Notes as described in the Offering Memorandum under the caption "Use of Proceeds," an "investment company" required to be registered as such under the Investment Company Act of 1940, as amended.

                    17. The provisions of the Company Pledge and Security Agreement are effective to create, in favor of the Trustee, a valid security interest in the Company's rights in that portion of the Collateral (as defined in the Company Pledge and Security Agreement) described therein which is subject to Article 9 of the New York UCC (the "Article 9 Collateral") which security interest will secure the Obligations (as defined in the Company Pledge and Security Agreement).

                    18. The provisions of the Timberlands Pledge Agreement are effective to create in favor of the Trustee a valid security interest in Brant-Allen's rights in the Pledged LLC Interests (as defined in the Timberlands Pledge Agreement) to secure the Secured Obligations (as defined in the Timberlands Pledge Agreement).

                    19.  The provisions of the Soucy Pledge
          Agreement are effective to create in favor of the Trustee a valid security interest in Brant-Allen's rights in the certificate identified on Schedule 2 to this letter (the "Soucy Pledged Securities," and, together with the Pledged LLC Interests, the "Pledged Collateral) to secure the Secured Obligations (as defined in the Soucy Pledge Agreement). Assuming the Agent (as defined in the Soucy Senior Pledge Agreement) is in possession of the Soucy Pledged Securities in the State of New York, upon the acknowledgment by the Agent (as defined in the Soucy Senior Pledge Agreement) that it holds the Soucy Pledged Securities for the Trustee, the Trustee will have a perfected security interest in the Soucy Pledged Securities. Upon such acknowledgement, no interest of any other creditor, other than the Agent for the benefit of the Company Agent and the Timberlands Agent, will be equal or prior to the security interest of the Trustee in the Soucy Pledged Securities.